Myers Industries, Inc. CL King 12 th Annual Best Ideas Conference September 9, 2014 Exhibit 99.1

Forward-looking Statements
Statements in this presentation concerning the Company’s goals, strategies, and expectations for business and financial results may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current indicators and expectations. Whenever you read a statement that is not simply a statement of historical fact (such as when we describe what we "believe," "expect," or "anticipate" will occur, and other similar statements), you must remember that our expectations may not be correct, even though we believe they are reasonable. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). You should review this presentation with the understanding that actual future results may be materially different from what we expect. Many of the factors that will determine these results are beyond our ability to control or predict. You are cautioned not to put undue reliance on any forward-looking statement. We do not intend, and undertake no obligation, to update these forward-looking statements. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the applicable statements. Such risks include:
(1) Changes in the markets for the Company’s business segments
(2) Changes in trends and demands in the markets in which the Company competes
(3) Unanticipated downturn in business relationships with customers or their purchases
(4) Competitive pressures on sales and pricing
(5) Raw material availability, increases in raw material costs, or other production costs
(6) Harsh weather conditions
(7) Future economic and financial conditions in the United States and around the world
(8) Inability of the Company to meet future capital requirements
(9) Claims, litigation and regulatory actions against the Company
(10) Changes in laws and regulations affecting the Company
(11) The Company’s ability to execute the components of its Strategic Business Evolution process
Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company’s publicly filed quarterly and annual reports, which can be found online at www.myersind.com and at the SEC.gov web site.

Why Myers

•
Significant progress in streamlining business
•
Enhanced platform to accelerate growth
•
Strong market positions; plan to further
penetrate expansion markets
•
Financially strong; disciplined capital
deployment
•
Dedicated to enhancing shareholder value

Company at a Glance
Material Handling Distribution
Two core businesses and reporting
segments:
Material Handling
• Polymer-based returnable packaging
• Polymer-based storage and safety products
• Specialty molding
Distribution
•
Largest wholesale distributor of tools, supplies and
equipment for the tire, wheel and undervehicle
service segment industry; parts production
•
Manufacturer of repair and retread products
Notes: Lawn & Garden Segment now reported as discontinued operations. Scepter sales of approximately $100M included in chart above.

Business Segments Material Handling Distribution 5

Growth Drivers

Net Sales Growth
+
• Select investments and acquisitions
• Richer product mix
• New markets and geographies
Profitability
+
• Optimize capacity
• Drive greater operating efficiency
• Enhance product mix
Free Cash Flow
• Sales growth and profitability improvement
• Capital discipline

Strategic Goals
Strategic & Financial Goals
• Focus on markets that have strong,
sustainable growth and profit
potential
•
Material Handling:
• Liquid/Semi-liquid food products
• Bulk packaging of dry, granular flowable products
• Acquisitions
•
Distribution:
• Auto dealer tire market
• Value chain strategic customer partnerships
• E-Commerce
• Strategic geographic acquisitions
• Invest within our growth platforms
for value creation
• Drive earnings growth faster than
sales growth
• Maintain a strong and flexible
balance sheet

• Sales Growth > 2.0x GDP
•
Gross Margin
> 30%
• EPS
Growth > 20% CAGR
• Free Cash Flow > 100% of Net
Income
•
ROIC > Cost of Capital
•
Innovation/NPD > 10%
of Sales
• Ops Excellence Savings = 3% of
COGS (gross)
Financial Goals

Recent Announcements & Events
•
Acquisition of Scepter
•
Commencement of the sale of the Lawn & Garden Segment
• Two-phase restructuring complete
• Engaged William Blair to assist with the sale process
• Expect the sale to be completed by mid-2015
• Reported as discontinued operations
•
Sale of WEK Industries, Inc. to Industrial Opportunity Partners
for $20 million – reported as discontinued operations
•
Segment reporting realignment
• Two reportable segments from four
• Material Handling
• Distribution

Platform	Growth	2012-2014 Acquisitions
Material Handling	Returnable Packaging	Drive conversions to reusable products through further penetration of existing growth markets, new end markets and broader geographic reach.	Novel/ Scepter
	Storage & Safety Products	Further grow platform with acquisitions. Strengthen competitive advantage through distribution channels.	Jamco Products Inc.
	Specialty Molding	Expand our capabilities to further grow our positions in Marine and RV.	Scepter
Distribution	Tire Supply Distribution	Grow through market reach, innovative products and expanded global sourcing.	
	Tire Repair & Retread Products	Leverage product and customer expertise to grow niche market.

Growth Platforms We will continuously upgrade Myers’ performance through: Disciplined Portfolio Management and Investment in Profitable Growth 9

Scepter Acquisition Overview
•
Completed $157 million acquisition of Scepter
Corporation (Canadian company) and Scepter
Manufacturing, LLC (US company), a manufacturer of
polymer products, July 2, 2014
•
Grows Material Handling Segment with adjacent products
and technologies, and expands end markets and
geographic reach

Transaction Summary
Structure
•
Purchase price $157M
•
Increased senior secured revolving credit facility to $300M to fund acquisition
• Proceeds from the divestiture of Lawn & Garden Segment will be used to pay down debt
•
Closed July 2, 2014
Financial Contribution
•
Sales of approximately $100M
•
Trailing 12 months EBITDA $23.5M
•
Increases Material Handling revenue by 30%
•
Anticipate realizing synergies of more than $2M annually
•
Expected returns > cost of capital
•
Immediate contribution to adjusted EPS

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Strong Combined Platform for Growth Myers Scepter New Myers Returnable packaging Storage and safety Specialty molding Industrial Marine Consumer Military North America Latin America 12

Lawn & Garden Segment
•
Completed multi-phase restructuring of the segment
in 1H 2014
•
Announced commencement of the sale of Lawn &
Garden Segment June 2, 2014
•
As of second quarter 2014, the Lawn & Garden
Segment is being reported as discontinued
operations
•
Expect sale to be completed by mid-2015

$(Millions)
$100
$80
$60
$40
$20
$0
$31
$18
$29
$55
$77
$20
$57
$25
$42
$34
$66
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Solid Cash Flow Generation

Notes:
1) Free cash flow calculated as cash flow from continuing operations less capital expenditures.
2) Data has not been adjusted to reflect discontinued operations.
Free Cash Flow
Generating Free Cash Flow, Investing for the Future and
Returning Cash to Shareholders

$300
$250
$200
$150
$100
$50
$0
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
44%
41%
41%
34%
39%
28%
27%
25%
28%
14%
34%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
1H 2014
Net Debt ($ Millions)
Net Debt-to-Capital

Strong & Flexible Balance Sheet

Note:
1) Net Debt-to-Capital ratio calculated as net debt/(net debt+equity).
2) Net Debt at June 30, 2014 was $101.9M. Available liquidity at June 30, 2014 was $256.9M.
3) Data has not been adjusted to reflect discontinued operations.
Net Debt-to-Capital
Maintaining strong balance sheet for investments and
returning capital to shareholders

Balanced Approach to Capital Allocation

• Core markets
• Adjacencies
• Dividends
• Share repurchases
• Debt reduction
Growth Through Acquisitions
Return Capital to Shareholders
Organic Growth
• Reinvest in business
• New product development
• Process improvements
Investing for the future and returning cash to
shareholders

$0.13
$0.11
$0.09
$0.07
$0.05
$0.03
CAGR = 18.9%
$0.07
$0.07
$0.08
$0.09
$0.13
2010
2011
2012
2013
1H 2014

$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$0.0
$21.0
$4.2
$8.1
$44.0
2010
2011
2012
2013
1H 2014

Returning Cash to Shareholders
•
Increasing Dividends
•
Increased Q1 2014 quarterly dividend by 44% to $0.13 per share

Quarterly Dividends Paid
Notes re: quarterly dividends:
1) Above adjusted for stock dividends and splits in 2000, 2001, 2002 and 2004.
2) In 2007 there was an additional special dividend (not shown above) of $0.28 or $9.9M accrued but not paid until 2008, resulting from a merger termination payment.
•
Buying Back Shares
•
Invested $33M to buy back 2.8M shares from 2011 to 2013
•
Invested $44M to buy back 2.1M shares YTD June 2014
•
5 million shares remaining in Board authorization (as of 6-30-14)
$Millions Invested in Share Repurchases

Why Myers

•
Significant progress in streamlining business
•
Enhanced platform to accelerate growth
•
Strong market positions; plan to further
penetrate expansion markets
•
Financially strong; disciplined capital
deployment
•
Dedicated to enhancing shareholder value

19

Management Team
John C. Orr, President & Chief Executive Officer
•
Named President and CEO May 2005
•
Previously President and COO, responsible for global manufacturing and distribution
•
Prior General Manager of Buckhorn
•
Previous 28 years with Goodyear, including Vice President of Manufacturing for
North America and Director of Manufacturing for Latin America Division
Gregg Branning, SVP, Chief Financial Officer & Corporate Secretary
•
Joined Myers as CFO in September 2012
•
Previously VP of Finance and CFO of Danaher subsidiary, Thomson Industries, a global industrial manufacturing business
•
Prior President of Danaher subsidiary, Accu-Sort, global developer and manufacturer of technological products; also CFO of Joslyn Hi-Voltage
•
Prior to Danaher, 13 years with Hamilton Sundstrand & 7 in public accounting

More than 100 Years of Experience in Manufacturing

Management Team

More than 100 Years of Experience in Manufacturing
Joel Grant, SVP & General Manager, Material Handling Segment
•
Named VP & General Manager, Material Handling Segment in November of 2010, with his title changing to Senior VP & General Manager in July of 2011
•
Previously Managing Director of Material Handling & GM of Buckhorn
•
Prior Director of Operations of Material Handling, Director of Sales & Marketing,
Buckhorn, and Director of Sales, Buckhorn
•
Over 13 years of experience with the Sonoco Products Company and seven years with
Continental Group of New York (division sold to Sonoco Products)
Alex Williamson, VP & General Manager, Distribution Segment
•
Joined Myers as VP & General Manager, Distribution Segment in June 2014
•
Previously Co-President of Seaman Corporation
•
Held senior leadership positions at Noveon Inc. (now Lubrizol)
•
Over 24 years of experience in business management and an extensive background in marketing, sales, chemistry, and product engineering

Material Handling Index
Annual rate of change
60.0
50.0
40.0
30.0
20.0
10.0
0.0
(10.0)
(20.0)
(30.0)
(40.0)
2008
2009
2010
2011
2012
2013
2014
Shipments
Orders

Material Handling Macro Indicators

MHEM (Material Handling Equipment) Index
Source: Material Handling Industry July 2014 Forecast
MHI forecasts new orders of material handling equipment to increase 7.0%
in 2014 and shipments are forecasted to increase 8.3% in 2014.

Distribution Macro Indicators 23 Replacement Tire Shipments; Miles Driven; Fuel Prices Source: JP Morgan, RMA, Energy Information Administration, July 2014